Exhibit 32
CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Lesaka Technologies,

Inc. (“Lesaka”) on Form 10-K for the year

ended June 30,
2025,

as filed with

the Securities and

Exchange Commission

on the date

hereof (the “Report”),

Ali Mazanderani and

Dan L. Smith,
Executive Chairman

and Group

Chief Financial

Officer,

respectively,

of Lesaka,

certify,

pursuant to

18 U.S.C. § 1350,

that to

their
knowledge:

1.

The

Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange

Act of
1934, as amended;

and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results
of operations of Lesaka.

Date: September 29, 2025
/ s/: Ali Mazanderani

Name: Ali Mazanderani

Executive Chairman

Date: September 29, 2025 /s/: Dan L. Smith

Name: Dan L. Smith

Group Chief Financial Officer